Supplement dated May 31, 2023
to the following statutory prospectus(es):
Marathon Performance VUL dated May 1, 2023
This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
1.
The following underlying mutual fund is offered as an investment option under the contract. The Current Expenses are updated as indicated below:
Type	Underlying Mutual Fund and Adviser/ Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2022)
			1 year	5 year	10 year
Equity	M Fund, Inc. – M Capital Appreciation Fund Investment Advisor: M. Financial Investment Advisers, Inc. Investment Sub-Advisor: Frontier Capital Management Company, LLC	1.00%	-18.13%	4.65%	10.21%
PROS-0732